Exhibit I

AGREEMENT REGARDING THE JOINT FILING OF

SCHEDULE 13D

The undersigned being duly authorized thereunto, hereby execute this agreement as an exhibit to this Schedule 13D to evidence the agreement of the below-named parties, in accordance with the rules promulgated pursuant to the Securities Exchange Act of 1934, as amended, to file this Schedule 13D (including amendments thereto) jointly on behalf of each such party.

Dated: December 17, 2024	BCLS Fund III Investments, LP
By: BCLS Fund III Investments GP, LLC, its general partner
By: Bain Capital Life Sciences Fund III, L.P., its member
By: Bain Capital Life Sciences III General Partner, LLC, its general partner
By: Bain Capital Life Sciences Investors, LLC, its manager

	By:	/s/ Adam Koppel
Name: Adam Koppel
Title: Partner

Bain Capital Life Sciences Opportunities III, LP
By: Bain Capital Life Sciences Opportunities III GP, LLC, its general partner
By: Bain Capital Life Sciences Fund III, L.P., its sole member
By: Bain Capital Life Sciences III General Partner, LLC, its general partner
By: Bain Capital Life Sciences Investors, LLC, its manager

	By:	/s/ Adam Koppel
Name: Adam Koppel
Title: Partner

Bain Capital Life Sciences Fund II, L.P.
By: Bain Capital Life Sciences Investors II, LLC, its general partner
By: Bain Capital Life Sciences Investors, LLC, its manager

	By:	/s/ Adam Koppel
Name: Adam Koppel
Title: Partner

BCLS II Investco, LP
By: BCLS II Investco (GP), LLC, its general partner
By: Bain Capital Life Sciences Fund II, L.P., its managing member
By: Bain Capital Life Sciences Investors II, LLC, its general partner
By: Bain Capital Life Sciences Investors, LLC, its manager

	By:	/s/ Adam Koppel
Name: Adam Koppel
Title: Partner

BCLS II Equity Opportunities, LP
By: BCLS II Equity Opportunities GP, LLC, its general partner
By: Bain Capital Life Sciences Fund II, L.P., its manager
By: Bain Capital Life Sciences Investors II, LLC, its general partner
By: Bain Capital Life Sciences Investors, LLC, its manager

	By:	/s/ Adam Koppel
Name: Adam Koppel
Title: Partner

BCIP Life Sciences Associates, LP
By: Boylston Coinvestors, LLC, its general partner

By:	/s/ Adam Koppel
Name: Adam Koppel
Title: Authorized Signatory